DEFERRED REVENUE	12 Months Ended
Dec. 31, 2018
Deferred Revenue Abstract
DEFERRED REVENUE

The deferred revenue balance consists of:

	At December 31	At December 31	At January 1
(in thousands)	2018	2017	2017

Deferred revenue – pre-sold toll milling	$37,727	$38,652	$-
	$37,727	$38,652	$-

Deferred revenue-by balance sheet presentation:
Current	$4,567	$4,936	$-
Non-current	33,160	33,716	-
	$37,727	$38,652	$-

The deferred revenue liability continuity summary is as follows:

(in thousands)	2018	2017

Balance-January 1	$38,652	$-
Proceeds of APG Arrangement, net
Upfront proceeds	-	43,500
Less: toll milling cash receipts from July 1, 2016 to January 31, 2017	-	(3,520)
Revenue earned during the period	(4,239)	(4,443)
Accretion	3,314	3,115
Balance-December 31	$37,727	$38,652

Arrangement with Anglo Pacific Group PLC

In February 2017, Denison closed an arrangement with APG under which Denison received an upfront payment of $43,500,000 in exchange for its right to receive future toll milling cash receipts from the MLJV under the current toll milling agreement with the CLJV from July 1, 2016 onwards. The up-front payment was based upon an estimate of the gross toll milling cash receipts to be received by Denison discounted at a rate of 8.50%.

The APG Arrangement represents a contractual obligation of Denison to pay onward to APG any cash proceeds of future toll milling revenue earned by the Company related to the processing of the specified Cigar Lake ore through the McClean Lake mill. The Company has reflected payments made to APG of $3,520,000, representing the Cigar Lake toll milling cash receipts received by Denison in respect of toll milling activity for the period from July 1, 2016 through January 31, 2017, as a reduction of the initial upfront amount received and has reduced the initial deferred revenue balance to $39,980,000 at the transaction date.

In connection with the closing of the APG Arrangement, Denison reimbursed APG for USD$100,000 in due diligence costs and granted 1,673,077 share purchase warrants to APG in satisfaction of a $435,000 arrangement fee payable. The fair value of the warrants was determined using the Black-Scholes option pricing model with the following assumptions: risk-free rate of 0.91%, expected stock price volatility of 51.47%, expected life of 3.0 years and expected dividend yield of nil$. The warrants have an exercise price of $1.27 per share and will be exercisable for a period of 3 years from the date of closing of the financing (see note 20). In addition, the terms of the BNS Letters of Credit Facility between BNS and Denison were amended to reflect certain changes required to facilitate an Intercreditor Agreement between APG, BNS and Denison (see note 17).

The Company’s share of toll milling revenue for January 2017, prior to the closing of the transaction with APG, of $587,000 has been recognized as toll milling revenue in the quarter ending March 31, 2017. Following the closing of the APG Arrangement, the Company has recognized $4,443,000 in additional toll milling revenue in 2017 from the draw-down of deferred revenue based on Cigar Lake toll milling production of 16,200,000 pounds U3O8 (100% basis).

In 2018, the Company has recognized $4,239,000 of toll milling revenue from the draw-down of deferred revenue, based on Cigar Lake toll milling production of 18,018,000 pounds U3O8 (100% basis). The drawdown in 2018 includes a cumulative decrease in revenue for prior periods of $332,000 resulting from changes in estimates to the toll milling drawdown rate in the first quarter of 2018.